UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 16, 2007

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199

(Address of principal executive offices, including zip code)

(617) 292-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 16, 2007, the board of directors of the Federal Home Loan Bank of Boston (the Bank) appointed John H. Ellis, director of Bank Newport in Newport, Rhode Island, to the Bank’s board, with a term commencing immediately and expiring on December 31, 2008.  Mr. Ellis served as president and chief executive officer of Bank of Newport from 1999 until his retirement in 2003 after 42 years in banking. He previously served as a director of the Bank from January 1, 1998, until December 31, 2005. Mr. Ellis’ appointment will fill the board vacancy that resulted when the Bank’s regulator, the Federal Housing Finance Board, redesignated a Connecticut directorship to Rhode Island.

The Bank’s board also made the following committee assignments:

EXECUTIVE COMMITTEE

Chairman:	Robert F. Verdonck
Vice Chairman:	Joyce H. Errecart

Committee Chair	Stephen F. Christy
Steven A. Closson
Arthur R. Connelly
Jan A. Miller
William P. Morrissey

AUDIT COMMITTEE

Chair: Stephen F. Christy
Vice Chair: Joyce H. Errecart
Peter F. Crosby
John H. Ellis
Kevin M. McCarthy

FINANCE COMMITTEE

Chair: William P. Morrissey
Vice Chair: Mark E. Macomber
Steven A. Closson
John H. Ellis
Kevin M. McCarthy

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair: Steven A. Closson
Vice Chair:  Arthur R. Connelly
James L. Taft, Jr.
Stephen F. Christy

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair: Arthur R. Connelly
Vice Chair: Jan A. Miller
Joyce H. Errecart
James L. Taft, Jr.

PERSONNEL COMMITTEE

Chair: Jan A. Miller
Vice Chair: Peter F. Crosby
Mark E. Macomber
William P. Morrissey

The chairman of the board is an ex-officio member of all committees of the board. This designation includes all of the privileges of committee membership, including the right to make motions and vote. However, the chairman is not counted in determining if a quorum is present at a committee meeting.

Item 7.01            Regulation FD Disclosure

On February 21, 2007, the Bank announced the appointment of John H. Ellis to its board. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under Section 18.

Item 9.01            Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
99.1	Press release, dated February 21, 2007, issued by the Bank.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: February 21, 2007	By:	/s/ Earl W. Baucom
Earl W. Baucom
Senior Vice President and Chief Accounting Officer